SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                          NATIONAL RESEARCH CORPORATION
                        ---------------------------------
                (Name of Registrant as Specified in its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          NATIONAL RESEARCH CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 26, 2001

To the Shareholders of
   National Research Corporation:

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of National Research Corporation will be held on Thursday, April 26, 2001, at 10:00 A.M., local time, at our corporate offices located at 1245 "Q" Street, Lincoln, Nebraska 68508, for the following purposes:

          1. To elect one director to hold office until the 2004 annual meeting of shareholders and until his successor is duly elected and qualified.

          2. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The close of business on March 9, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

     A proxy for the meeting and a proxy statement are enclosed herewith.

                                        By Order of the Board of Directors
                                        NATIONAL RESEARCH CORPORATION


                                        Patrick E. Beans
                                        Secretary


Lincoln, Nebraska
March 29, 2001


YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

                          NATIONAL RESEARCH CORPORATION
                                 1245 "Q" Street
                             Lincoln, Nebraska 68508

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 26, 2001

         This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of National Research Corporation (the "Company") beginning on or about March 29, 2001 in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Thursday, April 26, 2001, at 10:00 A.M., local time, at the Company's corporate offices located at 1245 "Q" Street, Lincoln, Nebraska 68508, and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

         Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

         A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the person nominated for election as a director referred to herein and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of one director, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

         Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), at the close of business on March 9, 2001 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 7,039,998 shares of Common Stock, each of which is entitled to one vote per share.


                              ELECTION OF DIRECTORS

         The Company's By-Laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect one director to hold office until the 2004 annual meeting of shareholders and until his successor is duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as director of the person named as a nominee herein. The Board has no reason to believe that the listed nominee will be unable or unwilling to serve as a director if elected. However, in the event that the nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board. The director will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the one director. Votes will be tabulated by an inspector of elections appointed by the Board.

         The following sets forth certain information, as of March 9, 2001, about the Board's nominee for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.

                   Nominees for Election at the Annual Meeting

                    Term expiring at the 2004 Annual Meeting

         Patrick E. Beans, 43, has served as Vice President, Treasurer and Chief Financial Officer of the Company since August 1997, as a director since October 1997 and as the principal financial officer since he joined the Company in August 1994. From June 1993 until joining the Company, Mr. Beans was the finance director for the Central Interstate Low-Level Radioactive Waste Commission, a five-state compact developing a low-level radioactive waste disposal plan. From 1979 to 1988 and from June 1992 to June 1993, he practiced as a certified public accountant.

THE BOARD RECOMMENDS THE FOREGOING NOMINEE FOR ELECTION AS DIRECTOR AND URGES EACH SHAREHOLDER TO VOTE "FOR" SUCH NOMINEE. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" SUCH NOMINEE.

                         Directors Continuing in Office

                    Term expiring at the 2002 Annual Meeting

         Paul C. Schorr, III, 64, has served as a director of the Company since February 1998. Mr. Schorr has been the President and Chief Executive Officer of ComCor Holding Inc., an electrical contractor specializing in construction consulting services, since 1987. Mr. Schorr is also a director of Austins Steaks & Saloon, Inc. and Ameritas Life Insurance Corp.

                    Terms expiring at the 2003 Annual Meeting

         Michael D. Hays, 46, has served as President and Chief Executive Officer and as a director since he founded the Company in 1981. Prior thereto, Mr. Hays served for seven years as a Vice President and a director of SRI Research Center, Inc. (n/k/a the Gallup Organization).

         John N. Nunnelly, 48, has served as a director of the Company since December 1997. Mr. Nunnelly has been the Group President, Financial and Administrative Solutions Division of the Information Technology Business of McKessonHBOC, a leader in the healthcare information industry, since January 1999. Mr. Nunnelly previously served as the Senior Vice President and General Manager for three business units (Amherst Product Group, the Managed Care Group and the Springfield Company Group) of McKessonHBOC since 1988, and has also served McKessonHBOC in various other positions during his seventeen year tenure with the firm, most recently, National Vice President of Sales.

                               BOARD OF DIRECTORS

General

         The Board has standing Audit and Compensation Committees. The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent auditors; and (3) provide an open avenue of communication among the independent auditors, financial and senior management, and the Board. The Audit Committee presently consists of John N. Nunnelly (Chairman) and Paul C. Schorr, III, each of whom is independent as defined in Rule 4200(A)(15) of the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee held three meetings in 2000.

         The Compensation Committee reviews and recommends to the Board the compensation structure for the Company's directors, officers and other managerial personnel, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation, and administers the National Research Corporation 1997 Equity Incentive Plan (the "Equity Incentive Plan") and the National Research Corporation Director Stock Plan (the "Director Plan"). Paul C. Schorr, III (Chairman) and John N. Nunnelly are the current members of the Compensation Committee. The Compensation Committee held four meetings in 2000.

         The Board has no standing nominating committee. The Board selects the director nominees to stand for election at the Company's annual meetings of shareholders and to fill vacancies occurring on the Board. The Board will consider nominees recommended by shareholders, but has no established procedures which shareholders must follow to make a recommendation. The Company's By-Laws also provide for shareholder nominations of candidates for election as directors. These provisions require such nominations to be made pursuant to timely notice (as specified in the By-Laws) in writing to the Secretary of the Company. The shareholder's notice must contain information relating to the nominee which is required to be disclosed by the Company's By-Laws and the Securities Exchange Act of 1934.

         The Board held four meetings in 2000. Each director attended all of the meetings of the Board and all of the meetings held by all committees of the Board on which such director served during the year.

Director Compensation

         Directors who are executive officers of the Company receive no compensation for service as members of either the Board or committees thereof. Directors who are not executive officers of the Company receive an annual retainer of $10,000 and a fee of $500 for each committee meeting attended. Additionally, directors are reimbursed for out-of-pocket expenses associated with attending meetings of the Board and committees thereof.

         Pursuant to the Director Plan, each director who is not an employee of the Company receives an annual grant of an option to purchase 1,000 shares of Common Stock on the date of each annual meeting of shareholders. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant and vest one year after the grant date.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee acts under a written charter first adopted and approved by the Board in April 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         This year the Audit Committee reviewed the Audit Committee Charter and made a number of changes to reflect the new Audit Committee standards set forth in Securities and Exchange Commission ("SEC") and Nasdaq regulations. Generally, these charges reflect increased specificity in the Audit Committee Charter rather than changes in the Audit Committee's practices.

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2000 Annual Report on Form 10-K with the Company's management and independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, the Company's independent auditors provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent auditors their independence. The Audit Committee considered whether the independent auditors' provision of non-audit services is compatible with maintaining the independent auditors' independence. The fees to the independent auditors for 2000 were as follows:

              Audit Fees                              $43,690
              Financial Information Services
                Design and Implementation Fees             --
              All Other Fees                           20,392

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                 AUDIT COMMITTEE

                           John N. Nunnelly, Chairman
                               Paul C. Schorr, III

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 9, 2001 by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table set forth below; (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group; and (iv) each person or other entity known by the Company to own beneficially more than 5% of the Common Stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned.

                                            Shares of           Percent of
                                           Common Stock        Common Stock
  Name of Beneficial Owner               Beneficially Owned   Beneficially Owned
  ------------------------               ------------------   ------------------
Michael D. Hays(1).......................    4,857,535              69.0%
Jona S. Raasch...........................       71,040(2)(5)          *
Patrick E. Beans.........................       59,900(3)(5)          *
Paul C. Schorr, III......................       12,000(4)(5)          *
John N. Nunnelly.........................        7,800(5)             *
All directors, nominees and executive
officers as a group (5 persons)..........    5,008,275(5)           71.1%

-----------------------
* Denotes less than 1%.

(1)      The address of Michael D. Hays is 1245 "Q" Street, Lincoln, Nebraska
         68508.

(2) Includes 1,000 shares owned by Ms. Raasch's husband, 1,350 shares held by Ms. Raasch as power of attorney for her father and 100 shares owned by Ms. Raasch's minor children.

(3) Includes 1,500 shares held by Mr. Beans as custodian for his minor children and 19,975 shares owned by four trusts for which Mr. Beans is the sole trustee.

(4) Includes 1,000 shares owned by The Schorr Family Company, Inc., which Mr. Schorr manages, and 8,000 shares owned by Mr. Schorr's wife.

(5) Includes shares of Common Stock that may be purchased under currently exercisable stock options, as follows: Ms. Raasch, 2,500 shares; Mr. Beans, 3,750 shares; Mr. Schorr, 3,000 shares; Mr. Nunnelly, 3,000 shares; and all directors, nominees and executive officers as a group, 12,250 shares.

                             EXECUTIVE COMPENSATION

Summary Compensation Information

         The following table sets forth certain information concerning the compensation earned in each of the last two fiscal years by the Company's Chief Executive Officer and each of the Company's two other most highly compensated executive officers whose total cash compensation exceeded $100,000 in the fiscal year ended December 31, 2000. The persons named in the table are sometimes referred to herein as the "named executive officers."

                           Summary Compensation Table
                                                                                      Long-Term Compensation
                                                                                       Awards         Payouts
                                                                                       ------         -------
                                                 Annual Compensation                 Securities      Long-Term
                                                                    Other Annual     Underlying     Incentive         All Other
   Name and                                                         Compensation      Stock       Compensation      Compensation
 Principal Position              Year     Salary($)    Bonus($)       ($)(1)         Options(#)     Payouts($)           ($)
 ------------------              ----     ---------    --------     ------------     ----------   ------------      ------------
Michael D. Hays                  2000    $140,000     $43,750             --              --           --             $1,523(2)
  President and Chief            1999     140,000          --             --              --           --              1,523
  Executive Officer              1998     140,000          --             --              --           --              1,523

Jona S. Raasch                   2000     120,000      37,500             --              --           --                 --
  Vice President and Chief       1999     120,000          --             --           7,500           --                 --
  Operations Officer             1998     115,997      30,000             --              --           --                 --

Patrick E. Beans                 2000     100,000      28,125             --              --           --                 --
  Vice President, Treasurer      1999     100,000          --             --          11,250           --                 --
  and Chief Financial Officer    1998      98,853      22,500             --              --           --                 --

-----------
(1)      Certain personal benefits provided by the Company to the named executive officers are not included in the table. The aggregate amount of such personal benefits for each named executive officer in each year reflected in the table did not exceed the lesser of $50,000 or 10% of the sum of such officer's salary and bonus in each respective year.

(2)      Premiums for disability insurance paid by the Company for the benefit of Mr. Hays.

Stock Options

         The Company has in effect the Equity Incentive Plan pursuant to which options to purchase Common Stock may be granted to employees of the Company, including officers and employee-directors. No named executive officer was granted options in 2000.

         The following table sets forth information regarding the exercise of stock options by the named executive officers during 2000 and the year-end value of unexercised options held by such persons. Mr. Hays did not hold any options to acquire Common Stock as of December 31, 2000 and is accordingly not reflected in the table.

                                        Aggregated Option Exercises in 2000
                                   Fiscal Year and Fiscal Year-End Option Values

                                                          Number of Securities
                                                         Underlying Unexercised           Value of Unexercised
                            Shares                         Options at Fiscal              In-the-Money Options
                           Acquired on      Value             Year-End(#)                at Fiscal Year-End($)(1)
    Name                   Exercise (#)   Realized($)  Exercisable    Unexercisable    Exercisable    Unexercisable
    ----                   -----------    ----------   -----------    -------------    -----------    -------------

Jona S. Raasch........         --            --          2,500           5,000            --              (2)

Patrick E. Beans......         --            --          3,750           7,500            --              (2)

-----------

(1)      The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at exercise or fiscal year-end, respectively.

(2)      Not applicable. The fair market value of the underlying Common Stock at fiscal year-end was equal to the exercise price of the options.

Report on Executive Compensation

         The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its corporate officers, including the named executive officers. The following report was prepared by members of the Compensation Committee.

         The Company's executive compensation program is designed to promote a strong, direct relationship between performance (on both a Company and individual level) and compensation and to base compensation on the Company's quarterly, annual and long-term performance goals by rewarding above-average corporate performance and recognizing individual initiative and achievement. The Company has developed an overall compensation strategy and specific compensation plans that are intended to be an effective tool for fostering the creation of shareholder value and the execution of the Company's business plan. The overall objectives of this strategy are to make executive compensation generally competitive, with a substantial portion of such compensation contingent upon Company and individual performance, and to encourage equity ownership by the Company's executive officers so that their interests are closely aligned with the interests of shareholders.

         During 1996, the Company retained a nationally-recognized compensation consultant to advise it with respect to compensation issues. The first step in the overall review of executive compensation was an analysis of the duties and responsibilities of each Company executive. Subsequently, the Company's consultant compared the compensation for each Company executive with general market data for individuals with comparable job responsibilities. The Company's consultant summarized its conclusions on Company executive compensation in a report finalized in late 1997. The results of this study have provided, and will continue to provide in 2001, the framework for determining compensation for executives of the Company.

         The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options, which, based on the Company's consultant's recommendations, approximate 50%, 25% and 25%, respectively, of aggregate compensation. A general description of the elements of the Company's compensation program, including the bases for the compensation awarded to the Company's Chief Executive Officer for 2000, are discussed below.

         Base Salary. Base salaries are initially determined by evaluating the responsibilities of the position, the experience and contributions of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company's executive officers are generally positioned at the midpoint of the range for comparable positions in companies of similar size offering similar services. While the Company believes it offers competitive base salaries, the Company attempts to keep executive base salary increases as low as possible in order to limit the Company's exposure if performance targets are not met.

         Annual Bonus. The Company's executive officers are eligible for annual cash bonus awards under the Company's incentive compensation program. Under this program, Company and individual performance objectives are established at the beginning of each year. Company performance objectives are based on the Company obtaining certain levels of net profits. Individual performance objectives are oriented to long-term objectives of the Company, with stated goals and activities to achieve those objectives specified for each individual.

         Stock Options. The Equity Incentive Plan is designed to encourage and create ownership of Common Stock by key executives, thereby promoting a close identity of interests between the Company's management and its shareholders. The Equity Incentive Plan is designed to motivate and reward executives for long-term strategic management and the enhancement of shareholder value. The Compensation Committee has determined that stock option grants to the Company's employees, including key executive officers, are consistent with the Company's best interest and the Company's overall compensation program.

         Stock options are granted with an exercise price equal to the market value of the Common Stock on the date of grant. Vesting schedules are designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years and the executive remains in the Company's employ.

         The Compensation Committee did not grant any stock options to executive officers in 2000 because the executive officers did not meet their individual performance goals for 1999. See above under "--Stock Options." The Compensation Committee does not intend to grant stock options to key executive officers in 2001 based upon individual performance criteria for 2000.

         Chief Executive Officer Compensation. During 2000, the Company's Chief Executive Officer, Michael D. Hays, was paid a salary of $140,000 and was awarded a bonus of $43,750. In evaluating Mr. Hays' performance during 2000, the Compensation Committee considered the Company's overall financial performance and the achievement of long-term objectives of the Company.

         Section 162 (m) Limitation. The Company anticipates that all 2001 compensation to executives will be fully deductible under Section 162(m) of the Internal Revenue Code. Therefore, the Company determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.

                          NATIONAL RESEARCH CORPORATION
                             COMPENSATION COMMITTEE

                          Paul C. Schorr, III, Chairman
                                John N. Nunnelly

                             PERFORMANCE INFORMATION

         The following graph compares on a cumulative basis changes since October 10, 1997 (the date on which the Common Stock was first publicly traded) in (a) the total shareholder return on the Common Stock with (b) the total return on the Nasdaq Stock Market (U.S.) Index and (c) the total return on the Russell 2000 Index. Such changes have been measured by dividing (a) the sum of
(i) the amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the price per share at the end of and the beginning of the measurement period, by (b) the price per share at the beginning of the measurement period. The graph assumes $100 was invested on October 10, 1997 in Common Stock, the Nasdaq Stock Market (U.S.) Index and the Russell 2000 Index.

         The Russell 2000 Index is an index of companies with market capitalizations similar to the Company. The Company has selected this index because, at this time, the Company does not believe it can reasonably identify a peer group for comparison. The Company believes that an index of companies with similar market capitalizations provides a reasonable basis for comparing total shareholder returns.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------------------------------------
                                      October 10,   December 31,   December 31,  December 31,   December 31,
                                          1997           1997           1998          1999           2000
--------------------------------------------------------------------------------------------------------------
NATIONAL RESEARCH CORPORATION            $100           $44.17         $31.67        $26.67         $26.67
--------------------------------------------------------------------------------------------------------------
NASDAQ STOCK MARKET (U.S.) INDEX          100            90.52         127.65        237.23         142.73
--------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                        100            96.46          94.01        113.99          99.64
--------------------------------------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports concerning their ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the fiscal year ended December 31, 2000 all of its directors and executive officers complied with the Section 16(a) filing requirements.

                                  MISCELLANEOUS

Independent Auditors

         KPMG LLP acted as the independent auditors for the Company in 2000 and it is anticipated that such firm will be similarly appointed to act in 2001. Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

Shareholder Proposals

         Proposals which shareholders of the Company intend to present at and have included in the Company's proxy statement for the 2002 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must be received by the Company by the close of business on November 29, 2001. In addition, a shareholder who otherwise intends to present business at the 2002 annual meeting (including, nominating persons for election as directors) must comply with the requirements set forth in the Company's By-Laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the By-Laws, to the Secretary of the Company not less than 60 days and not more than 90 days prior to the second Wednesday in the month of April (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under the By-Laws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2002 annual meeting but do not intend to include in the Company's proxy statement for such meeting) prior to February 9, 2002, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2002 annual meeting. If the Board chooses to present such proposal at the 2002 annual meeting, then the persons named in proxies solicited by the Board for the 2002 annual meeting may exercise discretionary voting power with respect to such proposal.

Other Matters

         The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

                                        By Order of the Board of Directors
                                        NATIONAL RESEARCH CORPORATION


                                        Patrick E. Beans
                                        Secretary

March 29, 2001

                                                                      APPENDIX A

                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER


I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

          Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

          Review and appraise the audit efforts of the Corporation's independent accountants.

          Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.


     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.  COMPOSITION

     The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants, if requested, in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.


IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

     Documents/Reports Review
     ------------------------

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

     3. Review the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     Independent Accountants
     -----------------------

     4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     Financial Reporting Processes
     -----------------------------

     6. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes.

     7. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     8. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants and management.

V.   CONTINUOUS ACTIVITIES - GENERAL

     1. Provide an open avenue of communication between the independent auditor and the Board of Directors.

     2. Meet two times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     3. Confirm and assure the independence of the independent auditor (at April meeting).

     4. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk.

     5.   Consider and review with management and the independent auditor.

          a. Significant findings during the year, including the Status of Previous Audit Recommendations (at April meeting).

          b. Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

          c.   Any changes required in the planned scope of the Audit plan.

     6. Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee. Meetings will be set to occur at least twice a year, one during the annual meeting and another around the mid-year meeting.

     7. Instruct the independent auditor that the Board of Directors, as the members' representative, is the auditor's client.

VI.  CONTINUOUS ACTIVITIES - RE: REPORTING SPECIFIC POLICIES

     1. Advise financial management and the independent auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.

     2. Provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

     3. Inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

     4. Determine, as regards new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

     5. Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

VII. SCHEDULED ACTIVITIES

     1. Recommend the selection of the independent auditor for approval by the Board of Directors, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

     2. Review with the independent auditor the audit scope and plan of the independent auditor.

     3. Review with management and the independent auditor the results of annual audits and related comments deemed appropriate including:

          a. Any significant changes required in the independent auditor's audit plans.

          b. Any difficulties or disputes with management encountered during the course of the audit.

          c. Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

     4. Arrange for the independent auditor to be available to the full Board of Directors at least annually to help provide a basis for the committee to recommend to the Board the appointment of the auditor.

     5.   Review and update the Committee's Charter annually.

                          NATIONAL RESEARCH CORPORATION
                       2001 ANNUAL MEETING OF SHAREHOLDERS
           This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Michael D. Hays and Patrick E. Beans, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of National Research Corporation held of record by the undersigned on March 9, 2001, at the annual meeting of shareholders to be held on April 26, 2001, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominee.








   * PLEASE DETACH BELOW, SIGN, DATE AND RETURN USING THE ENVELOPE PROVIDED *

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                                                                NATIONAL RESEARCH CORPORATION 2001 ANNUAL MEETING

1. ELECTION OF DIRECTOR:                       1 - Patrick E. Beans    |_| FOR the nominee listed   |_| WITHHOLD AUTHORITY
   (Term expiring at the 2004 Annual Meeting)                               to the left (except as       to vote for the nominee
                                                                             specified below).            listed to the left.

                                                                                    ------------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee, write the
number of the nominee in the box provided to the right.)                       ---->
                                                                                    ------------------------------------------------

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING.




Check appropriate box                        Date ___________________, 2001                          NO. OF SHARES
Indicate changes below:                                                             ------------------------------------------------
Address Change? |_|       Name Change? |_|
                                                   |_| Please check this box
                                                       if you plan to attend
                                                       the Annual Meeting.
                                                       Number of persons
                                                       attending: _____.            ------------------------------------------------

                                                                                     Signature(s) in Box
                                                                                     Please sign exactly as name appears hereon.
                                                                                     When shares are held by joint tenants, both
                                                                                     should sign. When signing as attorney,
                                                                                     executor, administrator, trustee or guardian,
                                                                                     please give full title as such. If a
                                                                                     corporation, please sign in full corporate name
                                                                                     by President or other authorized officer. If a
                                                                                     partnership, please sign in partnership name by
                                                                                     authorized person.